SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 19, 2011

Coyote Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52512	20-5874196
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

5490 Longley Lane, Reno, Nevada 89511
 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (775) 853-7892

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Note and Warrants.

On January 19, 2011, Coyote Resources, Inc. (the “Registrant”) borrowed an additional $100,000 from Socially Responsible Wealth Management Ltd. (“SRWM”) pursuant to the original $2,000,000 Note and Warrant Purchase Agreement with SRWM entered into in August 2010. The Registrant issued a senior secured convertible promissory note to SRWM in the amount of $100,000 (“Note”).  The Note is due on August 13, 2013, or upon default, whichever is earlier, and bears interest at the annual rate of 10%.   This brief description of the Note is only a summary that discloses material terms of the Note and is qualified in its entirety by reference to the full text of the Note as attached in Exhibit 10.1 to this report. In connection with the Note, SRWM also received warrants to purchase one hundred thousand (100,000) shares of the Registrant’s common stock at a purchase price of $0.75 per share (“Warrants”). The Warrants expire five years from the date of the investment.  This brief description of the Warrants is only a summary that discloses material terms of the Note and is qualified in its entirety by reference to the full text of the Warrants as attached in Exhibit 10.2 to this report.

The Note and Warrants were issued in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Regulation S promulgated pursuant to that act by the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation.

See Item 1.01 for a description of the Note.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 for a description of the Note and the Warrants.

Item 7.01 Regulation FD Disclosure.

On January 21, 2011, the Registrant issued a press release to announce a corporate update for the Registrant.  A copy of the release is attached as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the Registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit
10.1	Form of Senior Secured Convertible Promissory Note.
10.2 99.1	Form of Warrants. Press release dated January 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Coyote Resources, Inc.

Date: January 21, 2011	By:	/s/ Earl Abbott
Earl Abbott President